SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

                      -----------------------

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2004

               PATRIOT TRANSPORTATION HOLDING, INC.
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       (Exact name of registrant as specified in its charter)



      FLORIDA                  0-17554                 59-2924957
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 (State or other            (Commission             (I.R.S. Employer
  jurisdiction              File Number)           Identification No.)
 of incorporation)


1801 Art Museum Drive
Jacksonville, Florida                                    32207
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (904) 396-5733

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    (Former Name or Former Address, if Changed Since Last Report)


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                       CURRENT REPORT ON FORM 8-K

                  PATRIOT TRANSPORTATION HOLDING, INC.

                           January 28, 2004


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

         99.1 Press Release dated January 28, 2004.


ITEM 9.  REGULATION FD DISCLOSURE

     On January 28, 2004, Patriot Transportation Holding, Inc.
(the "Company") issued a press release announcing its fiscal 2004 first quarter earnings. A copy of the press release is furnished as Exhibit 99.1.

     The information contained in this report is being furnished pursuant to Item 9, Regulation FD Disclosure, and Item 12,
Disclosure of Results of Operations and Financial Condition.

ITEM 12.   DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 28, 2004, Patriot Transportation Holding, Inc.
(the "Company") issued a press release announcing its 2004 first quarter earnings. A copy of the press release is furnished as Exhibit 99.1.

     The information contained in this report is being furnished pursuant to Item 9, Regulation FD Disclosure, and Item 12,
Disclosure of Results of Operations and Financial Condition.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                             PATRIOT TRANSPORTATION HOLDING,INC.


Date:  January 28, 2004       By:  /s/  Ray M. Van Landingham

                              --------------------------------
                              Ray M. Van Landingham
                              Vice President, Finance and
                              Administration and Chief Financial
                              Officer


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                          EXHIBIT INDEX



Exhibit No.
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
99.1            Press Release dated January 28, 2004 issued by
                Patriot Transportation Holding, Inc.

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